Exhibit 8

                                  May 13, 2003

Mr. Kevin Breen
Vice President
SAFECO Asset Management Company
Two Union Square, 601 Union Street, Suite 2500
Seattle, WA  98101

        Re:    Amendment to Participation Agreement and Schedules

Dear Mr. Breen:

        Enclosed please find an amended Schedule B, effective June 2, 2003, to our participation agreement dated May 1, 1997, as amended from time to time, with SAFECO Resource Series Trust, SAFECO Asset Management Company, and SAFECO Securities, Inc. (the "Agreement").

        The amended Schedule B reflects additional Designated Portfolios available under the Schwab Select Annuity and Schwab Signature Annuity. Amended Schedule B shall replace in its entirety the existing Schedule B.

        The Agreement and Schedules otherwise remain unchanged and shall continue in full force and effect.

        In the space provided below, please acknowledge your agreement to the foregoing.

                              Very truly yours,

                              Great-West Life & Annuity Insurance Company

                              By:  _________________________________
                              Chris R. Bergeon
                              Vice President, Financial Institution Markets

                              Charles Schwab & Co., Inc.

                              By:  _________________________________
                                                   Tina M. Perrino
                                 Vice President, Partner Relations

ACKNOWLEDGED AND AGREED TO:

SAFECO Resource Series Trust
By: __________________________
Title: _________________________
Date: _________________________

SAFECO Asset Management Company
By: __________________________
Title: _________________________
Date: _________________________

SAFECO Securities, Inc.
By: ____________________________
Title: __________________________
Date: __________________________



cc:     B. Byrne, Esq.
        Great-West Life & Annuity Insurance Company

        D. Stone, Esq. E. O'Riordan
        Charles Schwab & Co., Inc.

                                   SCHEDULE B

Designated Portfolios

[Schwab Select Annuity]
SAFECO RST Equity Portfolio
SAFECO RST Growth Opportunities Portfolio
SAFECO RST Small Company Value Portfolio

[Schwab Signature Annuity]
SAFECO RST Equity Portfolio
SAFECO RST Small Company Value Portfolio